Exhibit 10.2

FORM OF GUARANTY

dated as of

July 14, 2008

between

GREAT PLAINS ENERGY INCORPORATED,

and

UNION BANK OF CALIFORNIA, N.A.,

as Administrative Agent

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GUARANTY dated as of July 14, 2008, between GREAT PLAINS ENERGY INCORPORATED (the “Guarantor”) and UNION BANK OF CALIFORNIA, N.A., as Administrative Agent.

Reference is made to the Credit Agreement dated as of August 31, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Aquila, Inc. (the “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Union Bank of California, N.A., as Administrative Agent (together with its successors in such capacity, the “Administrative Agent”), as Issuing Bank and as Sole Lead Arranger.  The Lenders have extended credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement.  Pursuant to an Agreement and Plan of Merger dated as of February 6, 2007, by and among the Guarantor, Borrower, Black Hills Corporation and Gregory Acquisition Corp. (the “Merger Agreement”), the Borrower has agreed to be acquired by the Guarantor.  The transaction will be consummated by merging Gregory Acquisition Corp. with and into the Borrower (the “Merger”), with the Borrower continuing as the surviving corporation.  Upon completion of the Merger, the Borrower will become a wholly-owned subsidiary of the Guarantor, and the Guarantor will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement.  Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Credit Agreement.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

SECTION 1.02.     Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Guaranty.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantor” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guaranty Parties” means, collectively, the Borrower and the Guarantor.

“Obligations” shall mean all obligations of the Borrower under the Credit Agreement.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, governmental authority or other entity.

ARTICLE II

GUARANTY

SECTION 2.01.    Guaranty.  The Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations.  The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.  The Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02.    Guaranty of Payment.  The Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any security held for the payment of the Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of the Borrower or any other Person.

SECTION 2.03.    No Limitations. (a)  Except for termination of the Guarantor’s obligations hereunder as expressly provided in Section 4.11, the obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, or otherwise.  Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Administrative Agent or any Lender for the Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

(b)         To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations, or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the payment in full in cash of all the Obligations.

SECTION 2.04.    Reinstatement.  The Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation, is rescinded or must otherwise be restored by the Administrative Agent or any Lender upon the bankruptcy or reorganization of the Borrower or otherwise.

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           SECTION 2.05.     Agreement To Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any Lender has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Lenders in cash the amount of such unpaid Obligation.  Upon payment by the Guarantor of any sums to the Administrative Agent as provided above, all rights of the Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06.    Information.  The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Lenders will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 3.01.    Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantor may have under applicable law (but subject to Section 3.02), the Borrower agrees that in the event a payment of an obligation shall be made by the Guarantor under this Agreement, the Borrower shall indemnify the Guarantor for the full amount of such payment and the Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

SECTION 3.02.    Subordination.  Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantor under Section 3.01 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.  No failure on the part of the Borrower or the Guarantor to make the payments required by Section 3.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Guarantor with respect to its obligations hereunder, and the Guarantor shall remain liable for the full amount of the obligations of the Guarantor hereunder.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01.    Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in the Credit Agreement.  All communications and notices hereunder to the Guarantor shall be given to it in care of the Borrower as provided in the Credit Agreement.

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           SECTION 4.02.     Waivers; Amendment.  (a)  No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.  No notice or demand on any Guaranty Party in any case shall entitle any Guaranty Party to any other or further notice or demand in similar or other circumstances.

(b)         Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guaranty Party or Guaranty Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with the Credit Agreement.

SECTION 4.03.    Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.  The Guaranty Parties shall not have the right to assign or transfer their respective rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.

SECTION 4.04.    Survival of Agreement.  All covenants, agreements, representations and warranties made by the Guaranty Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not expired or terminated.

SECTION 4.05.    Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature

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page to this Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement.  This Agreement shall become effective as to the Guaranty Parties when (i) a counterpart hereof executed on behalf of the Guaranty Parties shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent and (ii) the closing of the Merger shall have occurred.

SECTION 4.06.    Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.07.   Right of Set-Off.  In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or the Guarantor, any such notice being waived by the Borrower and the Guarantor to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Guaranty Parties against any and all obligations owing to such Lender hereunder, now or hereafter existing, irrespective of whether or not such Lender shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness.  Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender. The rights of each Lender under this Section 4.07 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have.

SECTION 4.08.   Governing Law; Jurisdiction; Consent to Service of Process.(a)  This Agreement shall be governed by and construed in accordance with the law of the State of New York.

(b)         Each of the Guaranty Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York City and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect

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any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Guarantor, or its properties in the courts of any jurisdiction.

(c)         Each of the Guaranty Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 4.08.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)         Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.01.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 4.09.   WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.09.

SECTION 4.10.    Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.11.    Termination or Release. (a)  This Agreement and the guaranty made herein shall terminate with respect to all Obligations when all the outstanding Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend or extend credit under the Credit Agreement.

(b)         In connection with any termination or release pursuant to paragraph (a), the Administrative Agent shall execute and deliver to the Guarantor, at the Guarantor’s expense, all documents that the Guarantor shall reasonably request to evidence such termination or release.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GREAT PLAINS ENERGY INCORPORATED
By:	/s/ Terry Bassham
Name:	Terry Bassham
Title:	Executive Vice President-
Finance and Strategic
Development and Chief
Financial Officer

[Guaranty]

IN WITNESS WHEREOF, for the purposes of Section 3.01 and 4.02 only, the Borrower has executed this Agreement as of the date first written above.

.		AQUILA , INC.

	By:	/s/ Michael Cole
	Name:	Michael Cole
	Title:	Vice President, Finance &
Treasurer

[Guaranty]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

UNION BANK OF CALIFORNIA, N.A., as Administrative Agent

By:	/s/ Susan K. Johnson
Name:	Susan K. Johnson
Title:	Vice President

[Guaranty]